RECEIVABLES   WAREHOUSE   AGREEMENT


          This RECEIVABLES WAREHOUSE AGREEMENT (this "Agreement") is made as of this 21st day of December, 1995, by and between SEARS, ROEBUCK AND CO., a New York corporation ("Sears"), having its offices at 3333 Beverly Road, Hoffman Estates, Illinois 60179 and SEARS RECEIVABLES FINANCING GROUP, INC., a Delaware corporation ("SRFG") having its office at 3711 Kennett Pike, Greenville, Delaware 19807.

           WHEREAS,  Sears and SRFG are parties to the  following
agreements   (collectively,   the  "Purchase   and   Contribution
Agreements"):

                     (i)   Purchase Agreement dated as of January
               18, 1990, and Assignment dated as of January 18, 1990, each relating to the Sears Credit Account Trust 1990 A, as amended by that certain Additional Assignment dated as of June 1, 1992, as amended by that certain Supplemental Purchase Agreement dated as of September 15, 1994 (the "SCAT 1990 A Purchase Agreement");

                     (ii)  Contribution  Agreement  dated  as  of
               January 18, 1990, and Assignment dated as of January 18, 1990, each relating to the Sears Credit Account Trust 1990 A, as amended by that certain Supplemental Contribution Agreement dated as of September 15, 1994 (the "SCAT 1990 A Contribution Agreement");

                     (iii)      Purchase Agreement  dated  as  of
               March 1, 1990, and Assignment dated as of March 1, 1990, each relating to the Sears Credit Account Trust 1990 B, as amended by that certain Supplemental Purchase Agreement dated as of September 15, 1994 (the "SCAT 1990 B Purchase Agreement");

                    (iv) Contribution Agreement dated as of March
               1, 1990, and Assignment dated as of March 1, 1990, each relating to the Sears Credit Account Trust 1990 B, as amended by that certain Supplemental Contribution Agreement dated as of September 15, 1994 (the "SCAT 1990 B Contribution Agreement");

                    (v) Purchase Agreement dated as of April 19, 1990, and Assignment dated as of April 19, 1990, each relating to the Sears Roebuck Euro Accounts Receivable Select Trust 1990-1, as amended by that certain Additional Assignment dated as of June 4, 1993, as amended by that certain Supplemental Purchase Agreement dated as of September 15, 1994 (the "Euro 1990-1 Purchase Agreement");

                    (vi) Contribution Agreement dated as of April
               19, 1990, and Assignment dated as of April 19, 1990, each relating to the Sears Roebuck Euro Accounts Receivable Select Trust 1990-1, as amended by that certain Supplemental Contribution Agreement dated as of September 15, 1994 (the "Euro 1990-1 Contribution Agreement");

                     (vii)      Purchase Agreement  dated  as  of
               August 1, 1990, and Assignment dated as of August 1, 1990, each relating to the Sears Credit Account Trust 1990 C, as amended by that certain Supplemental Purchase Agreement dated as of September 15, 1994 (the "SCAT 1990 C Purchase Agreement");

                      (viii)   Contribution Agreement dated as of
               August 1, 1990, and Assignment dated as of August 1, 1990, each relating to the Sears Credit Account Trust 1990 C, as amended by that certain Supplemental Contribution Agreement dated as of September 15, 1994 (the "SCAT 1990 C Contribution Agreement");

                     (ix)  Purchase Agreement dated as of October
               16, 1990, relating to the Sears Credit Account Trust 1990 D, as amended by that certain Supplemental Purchase Agreement dated as of September 15, 1994 (the "SCAT 1990 D Purchase Agreement"); and

                     (x)   Contribution  Agreement  dated  as  of
               October 16, 1990, relating to the Sears Credit Account Trust 1990 D, as amended by that certain Supplemental Contribution Agreement dated as of September 15, 1994 (the "SCAT 1990 D Contribution Agreement").

          WHEREAS, pursuant to the provisions of the Purchase and Contribution Agreements, Sears did sell, transfer and assign and otherwise convey to SRFG, without recourse, all right, title and interest of Sears in and to certain receivables.

           WHEREAS, SRFG transferred the receivables into various trusts, which have now terminated.

           WHEREAS, when such trusts terminated, the receivables from each trust were transferred by the trustee with respect thereto to SRFG.

           WHEREAS, Sears and SRFG desire to amend the terms and conditions by which SRFG holds such receivables, and to permit
SRFG to hold the receivables in additional accounts on the same terms and conditions.

           WHEREAS, Sears and SRFG desire to permit SRFG to transfer receivables into trusts, whether now existing or to be formed in the future.

           WHEREAS, Sears and SRFG may desire in the future to amend the terms and conditions by which SRFG holds receivables contributed or sold to it by Sears pursuant to other purchase and contribution agreements.

          NOW THEREFORE, in consideration of the foregoing, other
good  and  valuable  consideration  and  the  mutual  terms   and
covenants contained herein, the parties hereto agree as follows:

                           ARTICLE I

                      CERTAIN DEFINITIONS


           As  used in this Agreement, the following terms shall,
unless   the  context  otherwise  requires,  have  the  following
meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined):

          "Account" shall mean an open-end retail charge plan for specified Persons, maintained by Sears or an affiliate of Sears with respect to the sale of goods or services, receivables under which are transferred to SRFG pursuant to this Agreement. Unless SRFG otherwise elects, no Account shall be a Charged-Off Account as of the Account Selection Date. Each Account shall be identified by account number on Schedule 1 to this Agreement (as such Schedule 1 is amended from time to time). The definition of Account shall include each account (a "Transferred Account") into which an Account shall be transferred provided that (i) such transfer was made in accordance with the Credit Guidelines and
(ii) such Transferred Account can be traced or identified as an account into which an Account has been transferred. The term "Account" shall be deemed to refer to an Additional Account only from and after the Additional Account Cut-Off Date with respect thereto.

           "Account Selection Date" for any Account, shall mean, collectively, the last day of the Due Periods ending in September 1989, November 1989, February 1990 and June 1990 and, with respect to Additional Accounts, the Account Selection Date identified in the Additional Assignment with respect thereto.

            "Add-ons" shall mean Receivables arising in the Accounts after the Cut-Off Date.

           "Addition  Date" shall mean the date of an  Additional
Assignment as described in Section 3.01 hereof.

           "Additional Account Cut-Off Date" shall have the meaning specified in Section 3.01 hereof.

          "Additional Accounts" shall mean Accounts designated as Additional Accounts pursuant to Section 3.01 or 3.02 hereof.

            "Additional  Assignment"  shall  have   the   meaning
specified in Section 3.01 hereof.

           "Agreement"  shall  mean  this  Receivables  Warehouse
Agreement and all amendments hereof and supplements hereto.

           "Billing Cycle" for any Account shall mean the billing cycle for such Account as determined by Sears or the applicable affiliate of Sears in accordance with its normal practice.

           "Charged-Off Account" shall mean each Account with respect to which the Receivables in such Account have been charged-off as uncollectible.

           "Collections" shall mean (i) all payments including Insurance Proceeds, if any, received by Sears or an affiliate of Sears in respect of the Receivables at one of its central administrative units charged with processing funds and recording them in Sears or such affiliate's records, as applicable, in the form of cash, checks, wire transfers, ATM transfers or other forms of payment in accordance with a Credit Agreement in effect from time to time and (ii) amounts treated as Collections pursuant to various provisions of each Pooling and Servicing Agreement. A Collection processed on an Account in excess of the aggregate amount of Receivables in such Account shall be credited to such Account or refunded to the Obligor by Sears or an affiliate of Sears in accordance with its normal practice.

           "Contributed Receivables" shall mean the Receivables that were originally transferred by Sears to SRFG pursuant to the SCAT 1990 A Contribution Agreement, the SCAT 1990 B Contribution Agreement, the Euro 1990-1 Contribution Agreement, the SCAT 1990 C Contribution Agreement and the SCAT 1990 D Contribution Agreement.

           "Credit Agreement" shall mean, with respect to an Account, the contract governing such Account.

            "Credit Guidelines" shall mean the policies and procedures relating to the operation of the credit business of Sears or its affiliates, including, without limitation, the written policies and procedures and the exercise of judgment by employees of Sears or its affiliates in accordance with the normal practice of Sears or its affiliates, as applicable, for determining the creditworthiness of credit customers and the extension of credit to customers, and relating to the maintenance of credit accounts and collection of credit receivables, as such policies and procedures may be amended from time to time.

           "Cut-Off Date" for any Account shall mean (i) with respect to any Account the Receivables in which were originally transferred to SRFG pursuant to the SCAT 1990 A Purchase Agreement or the SCAT 1990 A Contribution Agreement, the last day of the Due Period ending in December 1989, (ii) with respect to any Account the Receivables in which were originally transferred to SRFG pursuant to the SCAT 1990 B Purchase Agreement or the SCAT 1990 B Contribution Agreement, the last day of the Due Period ending in February 1990, (iii) with respect to any Account the Receivables in which were originally transferred to SRFG pursuant to the Euro 1990-1 Purchase Agreement or the Euro 1990-1 Contribution Agreement, the last day of the Due Period ending in March 1990, (iv) with respect to the SCAT 1990 C Purchase Agreement or the SCAT 1990 C Contribution Agreement, the last day of the Due Period ending in July 1990, (v) with respect to the SCAT 1990 D Purchase Agreement or the SCAT 1990 D Contribution Agreement, the last day of the Due Period ending in September
1990, and (vi) with respect to any Additional Account, the Additional Account Cut-Off Date with respect thereto. The Cut-Off Dates for the Accounts are sometimes collectively referred to as the "Cut-Off Date."

          "Date of Processing" for any transaction shall mean the date on which such transaction is first recorded on the computer master file of credit accounts maintained on behalf of SRFG at one of Sears or an affiliate of Sears central administrative units charged with processing funds and recording them in Sears or such affiliate's records (without regard to the effective date of such recordation).

           "Distribution  Date" shall mean any  day  which  is  a
Distribution   Date  pursuant  to  any  Pooling   and   Servicing
Agreement.

           "Due Period" for any Account at any time, shall mean the period included in each monthly Billing Cycle applicable to such Account. When used with respect to all the Accounts and related to a Distribution Date, "Due Period" shall mean, collectively, the respective Due Periods applicable to each of the Accounts, which commenced in the second preceding calendar month and ended in the calendar month next preceding such Distribution Date, and shall be referred to herein as a "related Due Period" with reference to a Distribution Date.

           "Eligible Receivable" shall mean each Receivable: (i) which is payable in United States dollars, (ii) which was created in compliance, in all material respects, with all Requirements of Law applicable to Sears or one of its affiliates, as applicable, and SRFG and pursuant to a Credit Agreement which complies, in all material respects, with all Requirements of Law applicable to Sears or one of its affiliates, as applicable, and SRFG, (iii) as to which, if such Receivable was created before the Original Agreement Date or the relevant Addition Date, as applicable, at the time of the conveyance of such Receivable to SRFG, Sears had or will have good and marketable title thereto free and clear of all Liens, (iv) as to which, if such Receivable was created on or after the Original Agreement Date or the relevant Addition Date, as applicable, at the time of the creation of such Receivable, SRFG or, as applicable, the Trust to which such Receivable has been transferred pursuant to the applicable Pooling and Servicing Agreement, had or will have good and marketable title thereto free and clear of all Liens arising under or through Sears with respect to such Receivable, and (v) which constitutes an "account", "general intangible" or "chattel paper" under and as defined in Article 9 of the UCC as then in effect in the State of Illinois or the State of Arizona, as applicable.

           "Finance Charge Receivables" with respect to any Account for any Due Period will mean the amount billed as finance charges and, if applicable, fees accounted for as finance charges on such Account for such Due Period.

           "Governmental Authority" shall mean the United States of America, any state or other political subdivision thereof.


            "Ineligible  Receivable"  shall  have   the   meaning
specified in Section 6.05(d) hereof.

           "Insurance Proceeds" shall mean any amounts recovered pursuant to any credit life insurance policies covering any Obligor with respect to Receivables under such Obligor's Account.

           "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, encumbrance, lien or other security agreement, including, without limitation, any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing, except that statutory and other non-consensual liens shall not be Liens.

           "Obligor" shall mean with respect to any Account, the Person or Persons obligated to make payments with respect to such Account, including any guarantor thereof.

           "Original Agreement Date" shall mean (i) with respect to any Account the Receivables in which were originally transferred to SRFG pursuant to the SCAT 1990 A Purchase Agreement or the SCAT 1990 A Contribution Agreement, January 18, 1990; (ii) with respect to any Account the Receivables in which were originally transferred to SRFG pursuant to the SCAT 1990 B Purchase Agreement or the SCAT 1990 B Contribution Agreement, March 1, 1990; (iii) with respect to any Account the Receivables in which were originally transferred to SRFG pursuant to the Euro 1990-1 Purchase Agreement or the Euro 1990-1 Contribution Agreement, April 19, 1990; (iv) with respect to any Account the Receivables in which were originally transferred to SRFG pursuant to the SCAT 1990 C Purchase Agreement or the SCAT 1990 C Contribution Agreement, August 1, 1990; (v) with respect to any Account the Receivables in which were originally transferred to SRFG pursuant to the SCAT 1990 D Purchase Agreement or the SCAT
1990 D Contribution Agreement, October 16, 1990, and (vi) with respect to any Additional Account designated as such pursuant to a Trust Account Assignment, the date identified in the Trust Account Assignment as the Original Agreement Date.

           "Person" shall mean an individual, a partnership or  a
Corporation.   The  term "Corporation" for the  purposes  of  the
preceding sentence only shall mean a corporation, joint stock company, business trust or other similar association.

           "Pooling and Servicing Agreement" shall mean each Pooling and Servicing Agreement by and among Sears as Servicer, SRFG as Seller and the Trustee with respect thereto, as each such Pooling and Servicing Agreement may be amended or supplemented from time to time, pursuant to which Receivables have been transferred to a Trust.

          "Portfolio Repurchase Event" shall have the meaning set forth in Section 6.05(a) hereof.

          "Principal Receivable" shall mean each Receivable other than Finance Charge Receivables. Any Principal Receivables that the Seller is required to convey to a Trust pursuant to a Pooling and Servicing Agreement, and is unable to convey to such Trust as provided in Section 6.04, shall not be included in calculating the aggregate amount of Principal Receivables.

          "Receivable" shall mean any amount owing by any Obligor under an Account from time to time, including, without limitation, amounts owing for the payment of goods and services, finance charges and other charges, if any. A Receivable shall be deemed to have been created at the end of the day on the Date of Processing of such Receivable. A Receivable shall not include any amount owing under an Account in which the Receivables have been repurchased pursuant to Section 6.05(d).

           "Receivable Repurchase Event" shall have the meaning set forth in Section 6.05(c) hereof.

           "Receivables Purchase Price" shall mean the amounts paid to Sears by SRFG pursuant to the SCAT 1990 A Purchase Agreement, the SCAT 1990 B Purchase Agreement, the Euro 1990-1 Purchase Agreement, the SCAT 1990 C Purchase Agreement and the SCAT 1990 D Purchase Agreement.

           "Requirements of Law" for any Person shall mean the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any requirement of any law, rule or regulation or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System); provided, however, that any such requirement shall not be deemed a Requirement of Law if the enforcement of such requirement would not have a material adverse effect upon the collectability of the Receivables taken as a whole.

           "Sears" shall mean Sears, Roebuck and Co., a New York corporation, and its successors and assigns.

          "Seller Servicing Fee" shall have the meaning set forth in Section 7.02 hereof.

           "SRFG"  shall mean Sears Receivables Financing  Group,
Inc., a Delaware corporation, its successors and assigns.

           "Trust"  shall mean any Sears Credit Account Trust  or
Sears Credit Account Master Trust formed pursuant to a Pooling and Servicing Agreement.

           "Trust Account Assignment" shall have the meaning specified in Section 3.02 hereto.

           "Trustee" shall mean the institution executing any Pooling and Servicing Agreement as Trustee, or its successor in interest, or any successor trustee appointed as therein provided.

           "UCC" shall mean the Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.


                           ARTICLE II

              PURCHASE AND SALE OF THE RECEIVABLES
           OR CONTRIBUTION OF RECEIVABLES AS CAPITAL

          Section 2.01  Purchase and Sale of Receivables.

                 (a) Transfer of Receivables. Sears hereby confirms that it has sold, transferred, assigned and otherwise conveyed and does hereby sell, transfer, assign and otherwise convey to SRFG, without recourse, all right, title and interest of Sears in and to the Receivables (other than the Contributed Receivables) existing as of the applicable Cut-Off Dates and thereafter created, all monies due or to become due with respect thereto and all proceeds (as defined in Section 9-306 of the UCC as in effect in the State of Illinois) of such Receivables and Insurance Proceeds, if any, relating thereto. In the event such sale, transfer, assignment or conveyance is deemed not to constitute a valid transfer and assignment to SRFG of all right, title and interest of Sears in and to such property, Sears does hereby confirm that it has granted and does hereby grant to SRFG a security interest therein.

               (b) Receivables Purchase Price. In consideration for the Receivables (except the Contributed Receivables) and payment by Sears of all expenses of SRFG incurred in connection with the establishment of the Trusts pursuant to the applicable Pooling and Servicing Agreements (regardless of the amount of such expenses), SRFG (i) paid to Sears the Receivables Purchase Price, (ii) hereby confirms that it has agreed and hereby agrees to loan (without further action of SRFG) to Sears all Collections in respect of the Receivables without interest until such funds are to be disbursed by Sears as Servicer to or on behalf of SRFG as Seller in accordance with the terms of each applicable Pooling and Servicing Agreement, which loan shall be payable to SRFG on demand, and (iii) in further consideration for the Add-ons, agrees to purchase such Add-ons pursuant to Section 7.03 hereof.

           Section 2.02 Contribution of Receivables. Sears hereby confirms that it has transferred, assigned and otherwise conveyed and does hereby sell, transfer, assign and otherwise convey to SRFG, without recourse, all right, title and interest of Sears in and to the Contributed Receivables existing as of the applicable Cut-Off Dates and thereafter created, all monies due or to become due with respect thereto and all proceeds (as defined in Section 9-306 of the UCC as in effect in the State of Illinois) of such Receivables and Insurance Proceeds, if any, relating thereto. In the event such transfer, assignment or conveyance is deemed not to constitute a valid transfer and assignment to SRFG of all right, title and interest of Sears in and to such property, Sears does hereby confirm that it has granted and hereby grants to SRFG a security interest therein to secure the obligations of Sears under this Agreement.

                          ARTICLE III

              CONVEYANCE OF ADDITIONAL RECEIVABLES

            Section  3.01   Conveyance  of  Receivables  in   New
Additional Accounts.

               Transfer of Additional Accounts. Upon the request of SRFG, Sears shall designate from time to time Additional Accounts to be included as Accounts, the receivables of which shall be contributed to SRFG or, at Sears written election, sold to SRFG. Any such designation of Additional Accounts shall be effective as of the Additional Account Cut-Off Date specified by SRFG and set forth in the Additional Assignment (as defined below) ("Additional Account Cut-Off Date"), and shall be accomplished by the delivery to SRFG by Sears of an executed written Assignment of Receivables in Additional Accounts (the "Additional Assignment") substantially in the form of Annex A-1 or Annex A-2 hereto and a computer file, hard copy or microfiche list containing a true and complete list of all Additional Accounts identified by account number. If Sears has elected in writing to sell the receivables in such Additional Accounts to SRFG, such Additional Assignment shall also be accompanied by the payment to Sears by SRFG of funds sufficient to purchase the Receivables in such Additional Accounts on the same terms that SRFG purchases Add-ons pursuant to Section 7.03. Simultaneously with the execution of an Additional Assignment, Schedule 1 hereto shall be amended to include the Additional Accounts.

          Section 3.02     Inclusion of Receivables from Trusts.

                Sears and SRFG may from time to time designate Additional Accounts to be included as Accounts under this Agreement pursuant to an Assignment of Receivables of Trust Accounts substantially in the form of Annex B hereto (a "Trust Account Assignment"). As of the Addition Date, the transfer of the Receivables in such Additional Accounts from Sears to SRFG shall be governed solely by the terms of this Agreement (as the same may be amended by such Trust Account Assignment) and any prior agreements between Sears and SRFG with respect to the Receivables in such Additional Accounts shall terminate.


                           ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES

           Section 4.01  Representations and Warranties of  SRFG.
SRFG hereby represents and warrants to Sears as of the date hereof:

                (a) Organization, etc. SRFG has been duly incorporated and is validly existing as a corporation and in good standing under the laws of the State of Delaware, and has full corporate power and authority to execute and
     deliver  this  Agreement  and  to  perform  the  terms   and
     provisions hereof.

                (b)   Due Authorization.  The execution, delivery
     and performance by SRFG of this Agreement have been duly authorized by all necessary corporate action, do not require any approval or consent of any governmental agency or authority, do not and will not conflict with any material provision of the Certificate of Incorporation or By-Laws of SRFG, and do not and will not conflict with or result in a breach which would constitute a material default under, any agreement for borrowed money binding upon or applicable to it or such of its property which is material to it, or to the best of SRFG's knowledge, any law or governmental regulation or court decree applicable to it or such material property, and this Agreement is the valid, binding and enforceable obligation of SRFG, except as the same may be limited by bankruptcy, receivership, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally or general principles of equity (whether considered in a proceeding at law or in equity) and the discretion of the court before which any proceeding therefor may be brought.

           Section 4.02  Representations and Warranties of Sears.
Sears hereby represents and warrants to SRFG as of the date hereof:

                (a) Organization, etc. Sears has been duly incorporated and is validly existing as a corporation and in good standing under the laws of the State of New York, and has full corporate power and authority to execute and
     deliver  this  Agreement  and  to  perform  the  terms   and
     provisions hereof.

                (b)   Due Authorization.  The execution, delivery
     and performance by Sears of this Agreement have been duly authorized by all necessary corporate action, do not require any approval or consent of any governmental agency or authority, do not and will not conflict with any material provision of the Amended and Restated Certificate of Incorporation or By-Laws of Sears, and do not and will not conflict with or result in a breach which would constitute a material default under, any agreement for borrowed money binding upon or applicable to it or such of its property which is material to it or its subsidiaries (whether or not consolidated) taken as a whole, or to the best of Sears knowledge, any law or governmental regulation or court decree applicable to it or such material property, and this Agreement is the valid, binding and enforceable obligation of Sears except as the same may be limited by bankruptcy, receivership, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally, or general principles of equity (whether considered in a proceeding at law or in equity) and the discretion of the court before which any proceeding therefor may be brought.

                (c) Accuracy of Information. All information heretofore furnished by Sears in writing to SRFG for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by Sears in writing to SRFG will be, true and accurate in every material respect or based on reasonable estimates on the date as of which such information is stated or certified.

                (d) Transfer of Receivables. As of the date of this Agreement, each Receivable then existing on such date will be, to the best knowledge of Sears, an Eligible Receivable. In the case of Additional Accounts, as of any Addition Date, each Receivable then existing under such Additional Accounts will be, to the best knowledge of Sears, an Eligible Receivable.

                (e) Creation of Receivables. As of the date of the creation of any Receivable subsequent to the date of this Agreement, such Receivable will be, to the best knowledge of Sears, an Eligible Receivable.

               (f) Selection of Accounts. The Accounts were not selected on any basis indicative of creditworthiness, except that Charged-Off Accounts were not included.

                (g) Adverse Proceedings. To the best knowledge of Sears, there are no proceedings or investigations pending against Sears before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over Sears (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) seeking any determination or ruling which in the judgment of Sears would materially and adversely affect the performance by Sears of its obligations under this Agreement or the validity or enforceability of this Agreement.

                           ARTICLE V

                        ADDITIONAL ACTS

           Section 5.01 Computer Files Marked. Sears shall, at its own expense, on or prior to the date hereof, indicate in its computer files or in the computer files of its affiliates, as applicable, that Receivables created in connection with the Accounts have been sold or otherwise conveyed to SRFG pursuant to this Agreement and deliver to SRFG a computer file, hard copy or microfiche list containing a true and complete list of all such Accounts, identified by account number.

           Section 5.02 Evidence of UCC Filing. Sears shall record and file, at its own expense, one or more financing statements with respect to the Receivables now existing and hereafter created for the sale or transfer of accounts, general intangibles or chattel paper as defined in Sections 9-105 and 9-106 of the UCC as in effect in the State of Illinois meeting the requirements of Illinois law, in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of such Receivables to SRFG, and shall deliver a file-stamped copy of such financing statement or other evidence of such filing to SRFG.


                           ARTICLE VI

                       COVENANTS OF SEARS

          Sears agrees with SRFG as follows:

          Section 6.01  Protection of Right, Title and Interest.

                (a) Initial Filing. Sears shall cause all financing statements and continuation statements and any other necessary documents covering SRFG's right, title and interest to the Receivables to be promptly filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of SRFG hereunder to all property sold, transferred, assigned or otherwise conveyed hereunder.
Sears shall deliver to SRFG file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. SRFG shall cooperate fully with Sears in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 6.01(a).

               (b) Name Change. Within fifteen days after Sears makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC as in effect in Illinois, Sears shall give SRFG notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the SRFG security interest in the Receivables and the proceeds thereof.

           Section 6.02 Security Interests. Except for the conveyances hereunder and pursuant to any applicable Pooling and Servicing Agreement, Sears will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Receivable, whether existing as of the applicable Cut-Off Date or thereafter created, or any interest therein, and Sears shall defend the right, title and interest of SRFG in, to and under such Receivables, whether existing as of the applicable Cut-Off Date or thereafter created, against all claims of third parties claiming through or under Sears. The conveyance of existing or future Receivables to SRFG, or grant of a security interest therein, under this Agreement or which is confirmed hereby shall, in the case of Receivables arising under a Credit Agreement that constitutes chattel paper or a part of chattel paper, be deemed to include a conveyance of an interest in, or grant of a security interest in, such chattel paper to the extent necessary to fully perfect the interest of SRFG in such Receivables.

           Section 6.03 Credit Agreements and Guidelines. Sears shall service and administer the Accounts in a particular state or similar jurisdiction in accordance with policies identical to those used in servicing and administering the accounts of Sears or one of its affiliates, as applicable, that are substantially similar to the Accounts in such jurisdiction. The terms and provisions of a Credit Agreement may be changed in any respect (including, without limitation, the calculation of the amount, or the timing, of charge-offs) only if such change is made applicable to the entire portfolio of accounts of Sears or one of its affiliates, as applicable, that are substantially similar to the Accounts, obligors of which are resident in a particular affected state or similar jurisdiction, and not only to Accounts.

           Section 6.04 Account Allocations. In the event that Sears is unable for any reason to transfer Add-ons to SRFG in accordance with the provisions of this Agreement (including, without limitation, by reason of any governmental agency having regulatory authority over Sears or any court of competent jurisdiction ordering that Sears not convey any Add-ons to SRFG) then, in any such event, Sears agrees to allocate and pay to SRFG, after the date of such inability, all Collections with respect to Principal Receivables, and all amounts which would have constituted Collections with respect to Add-ons which would have been Principal Receivables but for Sears inability to transfer such Add-ons; and Sears agrees to have such amounts applied as Collections in accordance with Section 2.01(b) and
Article VII hereof and in accordance with any applicable Pooling and Servicing Agreement. If Sears is unable pursuant to any Requirement of Law to allocate Collections as described above, Sears agrees that it shall, in any such event, allocate after such date payments to each Account with respect to the principal balance of such Account first to the oldest principal balance of such Account and to have such payments applied as Collections in accordance with Section 2.01(b) and Article VII of this Agreement and or accordance with any applicable Pooling and Servicing Agreement. The parties hereto agree that Receivables with respect to finance charges, whenever created, accrued in respect of Principal Receivables which have been conveyed to SRFG by Sears shall continue to be owned by SRFG notwithstanding any cessation of the transfer of additional Principal Receivables to SRFG and Collections with respect thereto shall continue to be allocated and paid in accordance with Article VII.

           Section 6.05 Repurchase Obligations of Sears Relating to the Agreement and the Receivables.

                 (a)   Binding  Obligation;  Valid  Transfer  and
Assignment.   If as of the date of this Agreement or  as  of  any
date on which there is an assignment of Additional Accounts:

                     (i)   this  Agreement does not constitute  a
     legal, valid and binding obligation of Sears enforceable against Sears in accordance with its terms, except as such enforceability may be limited by bankruptcy, receivership, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally or general principles of equity (whether considered in a proceeding at law or in equity) and the discretion of the court before which any proceeding therefor may be brought;

                      (ii)    this   Agreement   or   appropriate
     assignment, as the case may be, constitutes a sale or transfer of the Receivables existing as of the applicable Cut-Off Date and thereafter created, and of all proceeds (as defined in the UCC as in effect in the State of Illinois) of such Receivables, but does not constitute a valid transfer and assignment to SRFG of all right, title and interest of Sears in and to such property, or such property will not be owned by SRFG free and clear of any Lien of any Person claiming through or under Sears; or

                      (iii)   any  of  the  representations   and
     warranties under Sections 4.02(a), (b) or (c) are not true and correct and such breach is not cured within 60 days (or such longer period, not in excess of 150 days, as may be agreed to by SRFG) after receipt of written notice by Sears, then a "Portfolio Repurchase Event" shall have occurred.

                (b) Repurchase of Portfolio. If at any time a Portfolio Repurchase Event shall have occurred and be continuing, SRFG, by notice then given in writing to Sears, may direct Sears to purchase an amount of Principal Receivables (as specified below) within 60 days of such notice, or within such longer period as may be specified in such notice, and Sears shall be obligated to purchase such Receivables on a Distribution Date occurring within such period on the terms and conditions set forth below; provided, however, that no such purchase shall be required to be made if, at any time during such period, such Portfolio Repurchase Event shall not adversely affect in any material respect the interests of SRFG. Sears shall pay SRFG on the Distribution Date an amount equal to the purchase price for such Receivables. The purchase price will be equal to the amount of Principal Receivables at the end of the Due Period related to such Distribution Date; provided, however, that if an assignment of Additional Accounts results in a Portfolio Repurchase Event, only the Receivables of such Additional Accounts shall be
repurchased  at  a  price  equal  to  the  amount  of   Principal
Receivables at the end of the Due Period related to such Distribution Date that are attributable to the Additional Accounts. Payment of the purchase price shall be considered a repayment in full of such Receivables. On the Distribution Date on which such payment is made, the Receivables to be so purchased and all the monies due or to become due with respect thereto and all proceeds of such Receivables shall be released to Sears, and SRFG shall execute and deliver such instruments of transfer or assignment, including, without limitation, any document necessary to release SRFG's interest in such Receivables and to release any filing evidencing, perfecting or continuing such interest, in each case without recourse, representation or warranty (except for the warranty that since the date of transfer by Sears under this Agreement SRFG has not sold, transferred or encumbered any such Receivables or interest therein other than pursuant to any applicable Pooling and Servicing Agreement), as shall be reasonably requested by Sears to vest in Sears, or its designee or assignee, all right, title and interest of SRFG in and to such Receivables, all monies due or to become due with respect thereto and all proceeds of such Receivables.

                (c) Eligibility of Receivables. In the event that any representation or warranty under Section 4.02(d) or 4.02(e) is not true and correct in any material respect as of the date specified therein with respect to any Receivable and such breach has a material adverse effect on SRFG's interest in the Receivables and is not cured within 60 days (or such longer period as may be agreed to by SRFG) after receipt of written notice by Sears, then a "Receivable Repurchase Event" shall have occurred. The determination of materiality pursuant to this subsection (c) shall be made by an officer of Sears in his sole reasonable judgment; provided, however, that if the aggregate amount of Ineligible Receivables (as defined in any Pooling and Servicing Agreement) as of the last day of the immediately preceding Due Period exceeds five percent of the interest of SRFG in the Receivables (as defined in such Pooling and Servicing Agreement) as a whole as of the last day of the immediately preceding Due Period, an officer of Sears will be deemed to have made an affirmative determination of such materiality with respect to Ineligible Receivables in the applicable Trust.

                (d) Purchase of Ineligible Receivables. If at any time a Receivable Repurchase Event shall have occurred and be continuing, Sears shall purchase all the Receivables in each Account in which there is any Receivable as to which such event relates (an "Ineligible Receivable") on the terms and conditions set forth below; provided, however, that Sears shall not purchase any Receivables that have been transferred to a Trust unless a Receivables Repurchase Event (as defined in the applicable Pooling and Servicing Agreement) shall have occurred with respect to such Trust. Sears shall purchase all the Receivables in each Account with an Ineligible Receivable on the Distribution Date related to the then current Due Period by paying SRFG the face amount of such Ineligible Receivables. Such payment shall be considered a repayment in full of such Receivables. Upon each such purchase by Sears of Receivables, SRFG shall automatically and without further action be deemed to sell, transfer, assign and otherwise convey to Sears, without recourse, representation or warranty (except for the warranty that since the date of transfer by Sears under this Agreement SRFG has not sold, transferred or encumbered any such Receivable or interest therein other than pursuant to any applicable Pooling and Servicing Agreement), all the right, title and interest of SRFG in and to such Receivables, all monies due or to become due with respect thereto, all proceeds thereof and all Receivables thereafter created in such Account. SRFG shall execute such documents and instruments of transfer or assignment, including, without limitation, any document necessary to release SRFG's interest in such Receivables and to release any filing evidencing, perfecting or continuing such interest and take such other actions as shall reasonably be requested by Sears to effect the conveyance of such Receivables pursuant to this subsection. The obligation of Sears to purchase any Ineligible Receivables shall constitute the sole remedy available to SRFG for a Receivable Repurchase Event.

           Section 6.06 Receivables Not to be Evidenced by Promissory Notes. Sears will take no action to cause any Receivable to be evidenced by any instrument (as defined in the UCC as in effect in the State of Illinois) except in connection with its enforcement or collection of an Account.

                          ARTICLE VII

                          COLLECTIONS

           Section 7.01 Statement. On each Distribution Date, Sears shall deliver to SRFG a statement dated such Distribution Date and accompanied by such information as SRFG may reasonably request as long as it can be provided without unreasonable effort and expense to Sears. Sears shall deliver to SRFG the Monthly Servicer's Certificate (as defined in each Pooling and Servicing Agreement) in accordance with the requirements of each applicable Pooling and Servicing Agreement.

           Section 7.02 Servicing Fee. As compensation for its servicing of the Accounts hereunder and under each Pooling and Servicing Agreement and as reimbursement of its expenses as set forth in the immediately following paragraph, Sears shall be entitled to receive a monthly servicing fee in respect of any Due Period (or portion thereof) (the "Seller Servicing Fee"), payable in arrears on each Distribution Date (except that the Seller Servicing Fee shall only be paid on the first Distribution Date of each month if such month contains more than one Distribution
Date) in the amounts provided in each Pooling and Servicing Agreement; provided, however, that such amounts may be modified pursuant to any related Series Supplement (as defined in any applicable Pooling and Servicing Agreement), and provided, further, that any amounts paid to Sears in respect of the Seller Servicing Fee for any Trust pursuant to the terms of any purchase agreement or contribution agreement between Sears and SRFG with respect to such Trust, shall be deducted from the Seller Servicing Fee to be paid hereunder. Sears may deduct the Seller Servicing Fee from any funds otherwise to be disbursed by Sears to SRFG pursuant to the Pooling and Servicing Agreement, any series supplement thereunder and Section 2.01(b).

            Sears expenses include the reasonable fees and disbursements of independent accountants and all other expenses incurred by Sears in connection with its activities hereunder. Sears shall be required to pay such expenses for its own account, and shall not be entitled to any payment from SRFG therefor other than the Seller Servicing Fee.

            Section 7.03 Purchase of Add-Ons. On each Distribution Date, after giving effect to any transactions on such day pursuant to each Pooling and Servicing Agreement, SRFG shall purchase from Sears, and Sears shall sell, for cash or for cancellation of indebtedness, all Add-ons created in the Accounts during the Due Period related to such Distribution Date; provided, however, that Sears may at its option, elect (in a writing executed subsequent to the date of this Agreement) to contribute such Add-ons to SRFG. Purchases of Add-ons shall (i) be on such terms between SRFG and Sears as at the time of acquisition by SRFG shall not in the opinion of SRFG be materially less favorable to SRFG than accepted credit practice for transactions of a generally similar character and (ii) be acquired by SRFG on a basis which in the opinion of SRFG reasonably reflects the general credit conditions at the time of the acquisition taking into account the quality of such Add-ons and other pertinent factors.

                          ARTICLE VIII

                    MISCELLANEOUS PROVISIONS

          Section 8.01  Obligations of Sears.  The obligations of
Sears to SRFG under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Account.

          Section 8.02 Amendment. This Agreement may be amended from time to time by a written amendment duly executed and delivered by Sears and SRFG.

           Section 8.03 Replacement of other Agreements. This agreement replaces and supersedes the Purchase and Contribution Agreements, which shall no longer have any force and effect; provided, however, that any transfer of receivables, grant of security interests, loan or contribution of receivables contained therein shall survive and is hereby confirmed.

          Section 8.04 Waivers. No failure or delay on the part of SRFG in exercising any power, right or remedy under this Agreement, any Additional Assignment or any Trust Account
Assignment shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

           Section 8.05 Notices. All communications and notices pursuant hereto to either party shall be in writing or by facsimile and addressed or delivered to it at its address (or in case of telex, at its telex number at such address) shown in the opening portion of this Agreement or at such other address as may be designated by it by notice to the other party and, if mailed or sent by telegraph or telex, shall be deemed given when mailed, communicated to the telegraph office or transmitted by telex. In the case of Sears, such notice shall be directed to the attention of Senior Vice President, General Counsel and Secretary, and in the case of SRFG such notice shall be directed to the attention of the Secretary.

           Section 8.06 Costs and Expenses. In addition to paying all expenses of SRFG incurred in connection with the issuance of investor certificates pursuant to the Pooling and Servicing Agreements, Sears agrees to pay all reasonable out-of-pocket costs and expenses of SRFG, excluding fees and expenses of counsel, in connection with the perfection as against third parties of SRFG's right, title and interest in and to the Receivables and the enforcement of any obligation of Sears hereunder.

           Section 8.07 Confidential Information. SRFG agrees that it will neither use nor disclose to any person the names and addresses of the Obligors, except in connection with the enforcement of SRFG's rights hereunder, under the Accounts, under any Pooling and Servicing Agreement or as required by law.

           Section 8.08 Headings and Cross-references. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to Section names or numbers are to such Sections of this Agreement, unless the context otherwise requires.

           Section 8.09 Governing Law. This Agreement and each assignment shall be governed by and construed in accordance with the internal laws of the State of Illinois.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of this 21st day of December, 1995.

                              SEARS, ROEBUCK AND CO.



                              By: /s/ Alice M. Peterson
                              Name:   Alice M. Peterson
                                Title:       Vice  President  and
Treasurer



                                                            SEARS
                              RECEIVABLES FINANCING GROUP, INC.



                              By: /s/ Stephen D. Carp
                              Name:   Stephen D. Carp

Title:      President
                                                        ANNEX A-1

                 FORM OF ADDITIONAL ASSIGNMENT


          ADDITIONAL ASSIGNMENT No. _____, dated as of _________, 19__, by Sears, Roebuck and Co., a New York corporation ("Sears"), to Sears Receivables Financing Group, Inc., a Delaware corporation ("SRFG") pursuant to the Receivables Warehouse Agreement referred to below.

                      W I T N E S S E T H:

           WHEREAS, Sears and SRFG are parties to the Receivables Warehouse Agreement, dated as of December 21, 1995 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Receivables Warehouse Agreement");

            WHEREAS, pursuant to the Receivables Warehouse Agreement, Sears wishes to designate Additional Accounts to be included as Accounts and to contribute the Receivables of such Additional Accounts, existing as of the Additional Account Cut-Off Date, to SRFG (as each such term is defined in the Receivables Warehouse Agreement).

          NOW THEREFORE, in consideration of the foregoing, other
good  and  valuable  consideration  and  the  mutual  terms   and
covenants contained herein, SRFG and Sears hereby agree as follows:

           1. Defined Terms. All capitalized terms defined in the Receivables Warehouse Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

           "Addition Date" shall mean, with respect to the Additional Accounts designated hereby, ________, 19___.

           "Additional Account Cut-Off Date" shall mean, with respect to the Additional Accounts designated hereby, the first day of the Due Period ending in ___________, 19___.

           2. Designation of Additional Accounts. Sears does hereby deliver herewith a computer file, hard copy or microfiche list containing a true and complete list of each credit account which as of the Additional Account Cut-Off Date shall be deemed to be an Additional Account, such accounts being identified by account number. Such list is marked as Schedule 1 to this Additional Assignment and is hereby incorporated into and made a part of this Additional Assignment and Schedule 1 attached to the Receivables Warehouse Agreement.

          3.   Conveyance of Receivables.

               (a)  Sears hereby transfers, assigns and otherwise
conveys to SRFG, without recourse, all right, title and interest of Sears in and to the Receivables existing on and after the Additional Account Cut-Off Date and thereafter created in the Additional Accounts designated hereby, all monies due or to become due with respect thereto, and all proceeds (as defined in
Section 9-306 of the UCC as in effect in the State of Illinois) of such Receivables and Insurance Proceeds, if any, relating thereto. In the event such sale, transfer, assignment or conveyance is deemed not to constitute a valid transfer and assignment to SRFG of all right, title and interest of Sears in and to such property, Sears does hereby grant to SRFG a security interest therein to secure the obligations of Sears under this Additional Assignment and the Receivables Warehouse Agreement.

                (b) In connection with such transfer, Sears agrees to record and file, at its own expense, a financing statement with respect to the Receivables now existing and hereafter created in the Additional Accounts designated hereby (which may be a single financing statement with respect to all such Receivables) for the transfer of accounts, general intangibles or chattel paper as defined in Sections 9-105 and 9-106 of the UCC as in effect in the State of Illinois meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the transfer and assignment of such Receivables to SRFG, and to deliver a file-stamped copy of such financing statement or other evidence of such filing (which may, for purposes of this Section 3, consist of telephone confirmation of such filing) to SRFG on or prior to the date of this Additional Assignment.

           (c) In connection with such transfer, Sears further agrees, at its own expense, on or prior to the date of this Additional Assignment to indicate, or to cause to be indicated, in Sears computer files or in the computer files of an affiliate of Sears, as applicable, that Receivables created in connection with the Additional Accounts designated hereby have been transferred to SRFG pursuant to this Additional Assignment.

           4. Acceptance by SRFG. SRFG hereby acknowledges its acceptance of all right, title and interest previously held by Sears in and to the Receivables now existing and hereafter created in the Additional Accounts designated hereby. SRFG further acknowledges that, prior to or simultaneously with the execution and delivery of this Additional Assignment, Sears delivered to SRFG the computer file, hard copy or microfiche list described in Section 2 of this Additional Assignment.

           5. Amendment of the Receivables Warehouse Agreement. The Receivables Warehouse Agreement is hereby amended by providing that all references to the "Receivables Warehouse Agreement," to "this Agreement" and "herein" shall be deemed from and after the Addition Date to be a dual reference to the Receivables Warehouse Agreement as supplemented by this Additional Assignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Receivables Warehouse Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or consent to non-compliance with any term or provision of the Receivables Warehouse Agreement.

           6. Counterparts. This Additional Assignment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

           IN WITNESS WHEREOF, the undersigned have caused this Additional Assignment No. _____ to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                              SEARS, ROEBUCK AND CO.



                              By:
                              Name:
                              Title:


                                                            SEARS
                              RECEIVABLES FINANCING GROUP, INC.



                              By:
                              Name:
                              Title:
                                                        ANNEX A-2

                 FORM OF ADDITIONAL ASSIGNMENT


          ADDITIONAL ASSIGNMENT No. _____, dated as of _________, 19__, by Sears, Roebuck and Co., a New York corporation ("Sears"), to Sears Receivables Financing Group, Inc., a Delaware corporation ("SRFG"), pursuant to the Receivables Warehouse Agreement referred to below.

                      W I T N E S S E T H:

           WHEREAS, Sears and SRFG are parties to the Receivables Warehouse Agreement, dated as of December 21, 1995 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Receivables Warehouse Agreement");

            WHEREAS, pursuant to the Receivables Warehouse Agreement, Sears wishes to designate Additional Accounts to be included as Accounts and SRFG wishes to purchase the Receivables of such Additional Accounts, now existing and hereafter created (as each such term is defined in the Receivables Warehouse Agreement).

          NOW THEREFORE, in consideration of the foregoing, other
good  and  valuable  consideration  and  the  mutual  terms   and
covenants contained herein, SRFG and Sears hereby agree as follows:

           1. Defined Terms. All capitalized terms defined in the Receivables Warehouse Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

           "Addition Date" shall mean, with respect to the Additional Accounts designated hereby, ________, 19___.

           "Additional Account Cut-Off Date" shall mean, with respect to the Additional Accounts designated hereby, the first day of the Due Period ending in ________________, 19__.

           2. Designation of Additional Accounts. Sears does hereby deliver herewith a computer file, hard copy or microfiche list containing a true and complete list of each credit account which as of the Additional Account Cut-Off Date shall be deemed to be an Additional Account, such accounts being identified by account number. Such list is marked as Schedule 1 to this Additional Assignment and is hereby incorporated into and made a part of this Additional Assignment and Schedule 1 attached to the Receivables Warehouse Agreement.

          3.   Conveyance of Receivables.

            (a) Sears hereby sells, transfers, assigns and otherwise conveys to SRFG, without recourse, all right, title and interest of Sears in and to the Receivables existing on and after the Additional Account Cut-Off Date and thereafter created in the Additional Accounts designated hereby, all monies due or to become due or to become due with respect thereto, and all proceeds (as defined in Section 9-306 of the UCC as in effect in the State of Illinois) of such Receivables and Insurance Proceeds, if any, relating thereto. In the event such sale, transfer, assignment or conveyance is deemed not to constitute a valid transfer and assignment to SRFG of all right, title and interest of Sears in and to such property, Sears does hereby grant to SRFG a security interest therein.

           (b) In connection with such sale, Sears agrees to record and file, at its own expense, a financing statement with respect to the Receivables now existing and hereafter created in the Additional Accounts designated hereby (which may be a single financing statement with respect to all such Receivables) for the sale of accounts, general intangibles or chattel paper as defined in Sections 9-105 and 9-106 of the UCC as in effect in the State of Illinois meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale and assignment of such Receivables to SRFG, and to deliver a file-stamped copy of such financing statement or other evidence of such filing (which may, for purposes of this Section 3, consist of telephone confirmation of such filing) to SRFG on or prior to the date of this Additional Assignment.

           (c) In connection with such sale, Sears further agrees, at its own expense, on or prior to the date of this Additional Assignment to indicate, or to cause to be indicated, in Sears computer files or in the computer files of an affiliate of Sears, as applicable, that Receivables created in connection with the Additional Accounts designated hereby have been sold to SRFG pursuant to this Additional Assignment.

           4. Acceptance by SRFG. SRFG hereby acknowledges its acceptance of all right, title and interest previously held by Sears in and to the Receivables now existing and hereafter created in the Additional Accounts designated hereby. SRFG further acknowledges that, prior to or simultaneously with the execution and delivery of this Additional Assignment, Sears delivered to SRFG the computer file, hard copy or microfiche list described in Section 2 of this Additional Assignment.

           5. Amendment of the Receivables Warehouse Agreement. The Receivables Warehouse Agreement is hereby amended by providing that all references to the "Receivables Warehouse Agreement," to "this Agreement" and "herein" shall be deemed from and after the Addition Date to be a dual reference to the Receivables Warehouse Agreement as supplemented by this Additional Assignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Receivables Warehouse Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or consent to non-compliance with any term or provision of the Receivables Warehouse Agreement.

           6. Counterparts. This Additional Assignment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

           IN WITNESS WHEREOF, the undersigned have caused this Additional Assignment No. _____ to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.


                         SEARS, ROEBUCK AND CO.




                         Name:
                         Title:


                         SEARS RECEIVABLES FINANCING GROUP, INC.




                         Name:
                         Title:
                                                          ANNEX B

      FORM OF ASSIGNMENT OF RECEIVABLES OF TRUST ACCOUNTS


           ASSIGNMENT OF RECEIVABLES OF TRUST ACCOUNTS No. _____, dated as of _________, 19__, by Sears, Roebuck and Co., a New York corporation ("Sears"), to Sears Receivables Financing Group, Inc., a Delaware corporation ("SRFG"), (the "Trust Account Assignment") pursuant to the Receivables Warehouse Agreement referred to below.

                      W I T N E S S E T H:

           WHEREAS, Sears and SRFG are parties to the Receivables Warehouse Agreement, dated as of December 21, 1995 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the "Receivables Warehouse Agreement");

           WHEREAS,  Sears and SRFG are parties to  the  Purchase
Agreement dated __________, 19__ (the "Purchase Agreement") and the Contribution Agreement dated _____, 19__ (the "Contribution
Agreement").

            WHEREAS,   pursuant  to  the  Receivables   Warehouse
Agreement, Sears wishes to designate the Accounts, the Receivables in which were transferred to SRFG by Sears pursuant to the Purchase Agreement and the Contribution Agreement, as Additional Accounts to be included as Accounts under the
Receivables  Warehouse  Agreement and SRFG  wishes  to  hold  the
Receivables of such Additional Accounts, now existing and hereafter created, pursuant to the terms of the Receivables
Warehouse Agreement (as each such term is defined in the Receivables Warehouse Agreement).

          NOW THEREFORE, in consideration of the foregoing, other
good  and  valuable  consideration  and  the  mutual  terms   and
covenants contained herein, SRFG and Sears hereby agree as follows:

           1. Defined Terms. All capitalized terms defined in the Receivables Warehouse Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

           "Addition Date" shall mean, with respect to the Additional Accounts designated hereby, ________, 19___.

           "Additional Account Cut-Off Date" shall mean, with respect to the Additional Accounts designated hereby, the Cut-Off
Date.

           "Additional Contributed Receivables" shall mean  those
Receivables  transferred  to  SRFG  by  Sears  pursuant  to   the
Contribution Agreement.

           "Additional Receivables Purchase Price" shall mean the amount paid by SRFG to Sears under the Purchase Agreement.

            "Cut-Off Date" shall mean, with respect to the Additional Accounts designated hereby, the first day of the Due
Period ending in ________________, 19__.

           "Original Agreement Date" shall mean, with respect to the Additional Accounts designated hereby, ________________, 19__.

           2. Designation of Additional Accounts. Sears does hereby deliver herewith a computer file, hard copy or microfiche list containing a true and complete list of each credit account which as of the Additional Account Cut-Off Date shall be deemed to be an Additional Account, such accounts being identified by account number. Such list is marked as Schedule 1 to this Trust Account Assignment and is hereby incorporated into and made a part of this Trust Account Assignment and Schedule 1 attached to the Receivables Warehouse Agreement.

          3.   Conveyance of Receivables.

           (a) (1) Sears hereby confirms that it has sold, transferred, assigned and otherwise conveyed to SRFG, without recourse, all right, title and interest of Sears in and to the Receivables (other than the Additional Contributed Receivables) existing on and after the Cut-Off Date and thereafter created in the Additional Accounts designated hereby, all monies due or to become due or to become due with respect thereto, and all proceeds (as defined in Section 9-306 of the UCC as in effect in the State of Illinois) of such Receivables and Insurance Proceeds, if any, relating thereto. In the event such sale, transfer, assignment or conveyance is deemed not to constitute a valid transfer and assignment to SRFG of all right, title and interest of Sears in and to such property, Sears does hereby confirm that it has granted and does hereby grant to SRFG a security interest therein.

                 (2) Sears hereby confirms that it has transferred, assigned and otherwise conveyed to SRFG, without recourse, all right, title and interest of Sears in and to the Additional Contributed Receivables existing as of the Cut-Off Date and thereafter created, all monies due or to become due with respect thereto and all proceeds (as defined in Section 9-306 of the UCC as in effect in the State of Illinois) of such Receivables and Insurance Proceeds, if any, relating thereto. In the event such transfer, assignment or conveyance is deemed not to constitute a valid transfer and assignment to SRFG of all right, title and interest of Sears in and to such property, Sears does hereby confirm that it has granted and does hereby grant to SRFG a security interest therein to secure the obligations of Sears under this Agreement.

           (b) In connection with such confirmation of the sale or transfer, Sears agrees to record and file, at its own expense, a financing statement with respect to the Receivables now
existing   and  hereafter  created  in  the  Additional  Accounts
designated hereby (which may be a single financing statement with respect to all such Receivables) for the sale of accounts, general intangibles or chattel paper as defined in Sections 9-105 and 9-106 of the UCC as in effect in the State of Illinois meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale and assignment of such Receivables to SRFG, and to deliver a file-stamped copy of such financing statement or other evidence of such filing (which may, for purposes of this Section 3, consist of telephone confirmation of such filing) to SRFG on or prior to the date of this Trust Account Assignment.

           (c) In connection with such confirmation of the sale or transfer, Sears further agrees, at its own expense, on or prior to the date of this Trust Account Assignment to indicate, or to cause to be indicated, in Sears computer files or in the computer files of an affiliate of Sears, as applicable, that Receivables created in connection with the Additional Accounts designated hereby have been sold or transferred to SRFG as confirmed in this Trust Account Assignment.

           4. Receivables Purchase Price. In consideration for the Receivables in the Additional Accounts (except the Additional Contributed Receivables) and payment by Sears of all expenses of SRFG incurred in connection with the establishment of the Trusts pursuant to the applicable Pooling and Servicing Agreements (regardless of the amount of such expenses), SRFG (i) paid to Sears the Additional Receivables Purchase Price, (ii) hereby confirms that it has agreed and hereby agrees to loan (without further action of SRFG) to Sears all Collections in respect of the Receivables in Additional Accounts without interest until such funds are to be disbursed by Sears as Servicer to or on behalf of SRFG as Seller in accordance with the terms of each applicable Pooling and Servicing Agreement, which loan shall be payable to SRFG on demand.

           5. Acceptance by SRFG. SRFG hereby acknowledges its acceptance of all right, title and interest previously held by Sears in and to the Receivables now existing and hereafter created in the Additional Accounts designated hereby. SRFG further acknowledges that, prior to or simultaneously with the execution and delivery of this Trust Account Assignment, Sears delivered to SRFG the computer file, hard copy or microfiche list described in Section 2 of this Trust Account Assignment.

           6. Amendment of the Receivables Warehouse Agreement. The Receivables Warehouse Agreement is hereby amended by providing that all references to the "Receivables Warehouse Agreement," to "this Agreement" and "herein" shall be deemed from and after the Addition Date to be a dual reference to the Receivables Warehouse Agreement as supplemented by this Trust Account Assignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Receivables Warehouse Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or consent to non-compliance with any term or provision of the Receivables Warehouse Agreement.

           7. Counterparts. This Trust Account Assignment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

           8. Replacement of Other Agreements. This agreement replaces and supersedes the Purchase and Contribution Agreements, which shall no longer have any force and effect; provided, however, that any transfer of receivables, grant of security interests, loan or contribution of receivables contained therein shall survive and is hereby confirmed.

           IN WITNESS WHEREOF, the undersigned have caused this Assignment of Receivables of Trust Accounts to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.


                         SEARS, ROEBUCK AND CO.





                         Name:
                         Title:


                         SEARS RECEIVABLES FINANCING GROUP, INC.




                         Name:
                         Title: